FUNDS FOR INSTITUTIONS SERIES

BlackRock Premier Government Institutional Fund

(the “Fund”)

Supplement dated August 26, 2016 to the

Prospectus of the Fund, dated August 26, 2016

Effective as of September 1, 2016, the Fund is increasing its minimum initial investment amount. Accordingly, effective as of September 1, 2016, the Fund’s prospectus is amended as follows:

The section of the prospectus entitled “Fund Overview—Key Facts About BlackRock Premier Government Institutional Fund—Purchase and Sale of Fund Shares” is amended to delete the second paragraph of that section in its entirety and replace it with the following:

Accounts can be opened with a minimum initial investment of $10,000,000. To open an account, an FFI account application must be fully executed and supporting documentation must be provided. If your account balance in the Fund has fallen below $10,000,000, subsequent purchases of shares of the Fund by you will only be accepted if, after such purchase, your balance will be at least $10,000,000. The Fund will effect orders to purchase and sell shares on every day that both the New York Stock Exchange and the Federal Reserve are open for business, and the bond markets are open for trading.

The section of the prospectus entitled “Account Information—How to Buy, Sell and Exchange Shares” is amended to delete the first row of the table entitled “If You Want to Buy Shares” in that section in its entirety and replace it with the following:

	Your Choices	Important Information for You to Know
If You Want to Buy Shares	First, determine the amount of your investment and then open your account

Accounts can be opened with a minimum initial investment of $100,000, with the exception of Premier Government Institutional Fund, which requires a minimum initial investment of $10,000,000; Treasury Strategies Institutional Fund, which requires a minimum initial investment of $3,000,000; and Select Treasury Strategies Institutional Fund, which requires a minimum initial investment of $10,000,000.

To open an account, an Account Application must be fully executed and supporting documentation must be provided. FFI Account Applications are available at www.blackrock.com/cash or by calling (800) 225-1576. All new accounts must be approved prior to making initial investments. Completed Account Applications must be mailed to Boston Financial Data Services, Attention: BlackRock, P.O. Box 8118, Boston, Massachusetts 02266.

The section of the prospectus entitled “Account Information—How to Buy, Sell and Exchange Shares” is amended to delete the first row of the table entitled “Add to Your Investment” in that section in its entirety and replace it with the following:

	Your Choices	Important Information for You to Know
Add to Your Investment	Purchase additional shares	There is generally no minimum investment for additional purchases, except that if your account balance in Premier Government Institutional Fund, Treasury Strategies Institutional Fund or Select Treasury Strategies Institutional Fund has fallen below $10,000,000, $3,000,000 or $10,000,000, respectively, subsequent purchases of shares of Premier Government Institutional Fund, Treasury Strategies Institutional Fund or Select Treasury Strategies Institutional Fund by you will only be accepted if, after such purchase, your balance will be at least $10,000,000, $3,000,000 or $10,000,000, respectively.

Shareholders should retain this Supplement for future reference.

PRO-FFIS-0816SUP